UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

DEERFIELD TRIARC CAPITAL CORP.
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(Exact name of registrant as specified in its charter)

MARYLAND	1-32551	20-2008622
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(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

6250 North River Road Rosemont, IL		60018
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(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (773) 380-1600

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

On December 18, 2007, Deerfield Triarc Capital Corp. (“DFR” or the “Company”), a diversified financial company that is externally managed by a subsidiary of Deerfield & Company LLC (“Deerfield”), held an Investor Conference Call to discuss DFR’s proposed acquisition of Deerfield from Triarc Companies, Inc., which holds a controlling interest in Deerfield, and Deerfield’s other members. A copy of the transcript of the Investor Conference Call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of DFR under the Securities Act of 1933.

Item 8.01.      Other Events.

Today Deerfield Triarc Capital Corp. (“DFR”), a diversified financial company that is externally managed by a subsidiary of Deerfield & Company LLC (“Deerfield”), announced that it will, subject to certain closing conditions, acquire Deerfield from Triarc Companies, Inc., which owns a controlling interest in Deerfield, and Deerfield’s other members.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Transcript of Investor Conference Call held on December 18, 2007 by the Company.

IMPORTANT INFORMATION

Certain statements in this report are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to such things as future capital expenditures, growth, business strategy and the benefits of the merger with Deerfield (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the effect of the Merger and any other statements regarding future results or expectations. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond DFR’s control. The forward-looking statements are further based on various operating assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. DFR does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this report.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

Relating to the Merger:

  DFR’s ability to integrate the businesses of DFR and Deerfield successfully and the amount of time and expense spent and incurred in connection with the integration;

  the ability to realize the economic benefits that DFR anticipates as a result of the Merger;

  federal income tax liability as a result of owning Deerfield and Deerfield Capital Management LLC (“DCM”), DFR’s external manager, through taxable REIT subsidiaries and the effect of DFR’s acquisition of Deerfield on its ability to continue to qualify as a REIT;

  the impact of owning Deerfield on DFR’s ability to rely on an exemption from registration under the Investment Company Act of 1940;

  the limitations or restrictions imposed on DCM’s investment and management services as a result of DFR’s ownership of DCM;

  the impact of the issuance of approximately $75 million of senior secured notes as partial consideration for the Merger, including its impact on DFR’s liquidity, ability to raise additional capital and financial condition; and

  the impact of the issuance of series A cumulative convertible preferred stock in connection with the Merger and its conversion into common stock if approved by DFR’s stockholders, which may include dilution of the ownership of DFR’s common stock negatively impacting its market price.

Relating to the ongoing operation of DFR:

  higher or lower than expected prepayment rates on the mortgages underlying DFR’s mortgage securities holdings;

  DFR’s inability to obtain favorable interest rates, margin or other terms on the financing that is needed to leverage DFR’s mortgage securities and other positions;

  increased rates of default on DFR’s loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans;

  flattening or inversion of the yield curve (short term interest rates increasing at a greater rate than longer term rates), reducing DFR’s net interest income on its financed mortgage securities positions;

  DFR’s inability adequately to hedge its holdings sensitive to changes in interest rates;

  narrowing of credit spreads, thus decreasing DFR’s net interest income on future credit investments (such as bank loans);

  changes in REIT qualification requirements, making it difficult for DFR to conduct its investment strategy;

  lack of availability of qualifying real estate-related investments;

  DFR’s inability to continue to issue collateralized debt obligation vehicles (which can provide DFR with attractive financing for debt securities investments);

  adverse changes in accounting principles, tax law, or legal/regulatory requirements;

  competition with other REITs for those investments that are limited in supply;

  changes in the general economy or debt markets in which DFR invests;

  failure to comply with applicable laws and regulations;

  limitations and restrictions contained in instruments and agreements governing indebtedness and preferred stock, including the series A cumulative convertible preferred stock;

  ability to raise additional capital and secure additional financing;

  ability to structure long-term incentives and retain key employees;

  liability resulting from actual or potential future litigation;

  the costs, uncertainties and other effects of legal and administrative proceedings, including a current inquiry by the Securities and Exchange Commission (the “SEC”);

  competition and the impact of competition; and

  actions of domestic and foreign governments and the effect of war or terrorist activity.

Relating to the ongoing operation of DCM:

  significant reductions in DCM’s client assets under management (which would reduce DCM’s advisory fee revenue), due to such factors as weak performance of its investment products (either on an absolute basis or relative to its competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that DCM trades, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products DCM offers, loss of investor confidence due to adverse publicity, and non-renewal or early termination of investment management agreements;

  pricing pressure on the advisory fees that DCM can charge for its investment advisory services;

  difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity, inability to hire the necessary additional personnel or lack of potentially profitable trading opportunities;

  DCM’s removal as investment advisor of one or more of the collateralized debt obligation vehicles or other accounts DCM manages, or the reduction in DCM’s collateralized debt obligation (“CDO”) or collateralized loan obligation (“CLO”) management fees because of payment defaults by issuers of the underlying collateral or the triggering of certain structural protections built into CDOs or CLOs;

  availability, terms (including changes in interest rates) and effective deployment of capital;

  changes in legal or self-regulatory requirements, including investment management regulations and accounting standards;

  the costs, uncertainties and other effects of legal and administrative proceedings, including a current inquiry by the SEC; and

  the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities.

These and other factors that could cause DFR’s actual results to differ materially from those described in the forward-looking statements are set forth in DFR’s annual report on Form 10-K for the year ended December 31, 2006 and in DFR’s other public filings with the SEC and public statements by DFR. Readers of this report are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.

Additional Information About the Conversion of Preferred Stock and Where to Find It

In connection with the special stockholder meeting to vote on the conversion of the DFR series A cumulative convertible preferred stock into shares of DFR common stock, DFR will file a proxy statement with the SEC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONVERSION. The definitive proxy statement will be mailed to DFR’s stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by DFR with the SEC free of charge at the SEC’s web site, www.sec.gov, or from Deerfield Triarc Capital Corp., Attn: Investor Relations, One O’Hare Center, 9th Floor, 6250 North River Road. Rosemont, Illinois 60018, 773-380-1600.

Participants in the Solicitation

DFR’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the conversion of DFR series A cumulative convertible preferred stock into shares of DFR common stock. INFORMATION ABOUT DFR AND ITS DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR OWNERSHIP OF THE COMPANY’S SECURITIES AND INTERESTS IN THE CONVERSION, WILL BE SET FORTH IN THE AFOREMENTIONED PROXY STATEMENT. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2007

DEERFIELD TRIARC CAPITAL CORP.

By:	/s/ Frederick L. White
Frederick L. White
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Investor Conference Call held on December 18, 2007 by the Company.